Nanophase Technologies Corporation 10-Q

Exhibit 10.4

FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT

This First Amendment is dated as of November 13, 2023 and is by and between NANOPHASE TECHNOLOGIES CORPORATION, a Delaware corporation (“Borrower”) in favor of STRANDLER, LLC, a South Dakota limited liability company (“Lender”) and amends that certain Business Loan Agreement dated as of January 28, 2022 ( as amended, “Loan Agreement”) between Borrower and Lender (the “Loan Agreement”).

1.	Borrower and Lender hereby agree to amend the Loan Agreement as follows:

(a)	Section 1.1(b) is hereby amended by replacing the date “March 31, 2024” with the date “March 31, 2025”.

(b)	Section 7.1 is hereby amended by amending the definition of “Term Maturity Date” in its entirety to read as follows:

“Term Maturity Date. The words “Term Maturity Date” mean “March 31, 2025.”

2.               Borrower represents to the Lender that it has no defenses, setoffs, claims or counterclaims of any kind or nature whatsoever against Lender in connection with the Loan Agreement or any Related Documents (as defined therein (collectively with the Loan Agreement, the “Loan Documents”), and any amendments to said documents or any action taken or not taken by the Lender with respect thereto or with respect to the collateral. Without limiting the generality of the foregoing, Borrower hereby releases and forever discharges Lender, its affiliates, and each of its officers, managers, agents, employees, attorneys, insurers, successors and assigns, from any and all liabilities, or causes of action, known or unknown, arising out of any action or inaction with respect to the Loan Documents.

3.              Except as modified hereby, the Loan Agreement is hereby ratified and affirmed in all respects.

NANOPHASE TECHNOLOGIES CORPORATION		STRANDLER, LLC

By:	/s/ Jess Jankowski	By:	/s/ Bradford T. Whitmore
	Jess Jankowski		Bradford T. Whitmore
	President & Chief Executive Officer		Manager

Acknowledged:

SOLÉSENCE, LLC

By:	/s/ Jess Jankowski
Name:	Jess Jankowski
Its:	President & Chief Executive Officer

1